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                                                                    EXHIBIT 10.1

                                 AMENDMENT NO. 1
                                     TO THE
                               LABRANCHE & CO INC.
                              EQUITY INCENTIVE PLAN

     WHEREAS, LaBranche & Co Inc., a Delaware corporation (the "Company"), maintains the LaBranche & Co Inc. Equity Incentive Plan (the "Plan");

     WHEREAS, pursuant to Section 15 of the Plan, the Company has reserved the right to amend the Plan by action of its Board of Directors; and

     WHEREAS, the Company desires to amend the Plan.

     NOW, THEREFORE, BE IT:

     RESOLVED that, subject to the approval of the stockholders of the Company, the first sentence of Section 4 of the Plan be, and it hereby is, amended to read in its entirety as follows:

     "Subject to adjustment pursuant to Section 13 below, the maximum number of shares of Common Stock that may be issued under the Plan is 7,687,500."

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the 31st day of July, 2001.


                                LaBRANCHE & CO INC.



                                By: /s/ George M.L. Labranche, IV
                                    ---------------------------------------
                                    Name:  George M. L. LaBranche, IV
                                    Title: Chairman, Chief Executive Officer
                                             and President

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